Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

FOR THE OFFER TO EXCHANGE

BY

ADHERA THERAPEUTICS, INC.

OF SERIES E CONVERTIBLE PREFERRED STOCK

AND SERIES F CONVERTIBLE PREFERRED STOCK

FOR SHARES OF ITS COMMON STOCK

THE OFFER PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:30 P.M., EASTERN TIME,

ON SEPTEMBER 20, 2019 UNLESS THE OFFER PERIOD IS EXTENDED

The undersigned represent(s) that I (we) have full authority to surrender without restriction the shares of the Series E Convertible Preferred Stock, par value $0.01 per share (“Series E Stock”), of Adhera Therapeutics, Inc., a Delaware corporation (the “Company”), and the shares of the Series F Convertible Preferred Stock, par value $0.01 per share (“Series F Stock”, and together with the Series E Stock, the “Preferred Stock”), of the Company, that are currently held by the undersigned, for exchange. The Preferred Stock is currently convertible into shares of the Company’s common stock, par value $0.006 per share (the “Shares”), at a conversion price of $0.50 per Share (subject to adjustment). You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a certificate representing Shares for shares of Preferred Stock tendered pursuant to this Letter of Transmittal (this “Letter of Transmittal”). Such Shares shall equal, with respect to each share of Preferred Stock tendered, such number of Shares as is equal to the quotient obtained by dividing (A) the “stated value” of such share of Preferred Stock by (B) $0.50, subject to adjustment in the event a fractional Share would be issued, and subject to further adjustment in the event of offerings of Shares (or securities of the Company that are convertible into or exercisable for Shares) completed during the one (1) year period following the closing of the Offer, as described in the Offer Letter, dated August 20, 2019.

The Company is relying on Rule 506(b) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), to exempt the Offer from the registration requirements of the Securities Act. The Company is also relying on the applicable provisions of Section 18(b)(4) of the Securities Act to exempt the Offer from the registration and qualification requirements of state securities laws. Except as described herein, the Company has no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay, any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the Offer. In addition, none of the Depositary or any broker, dealer, salesperson, agent or any other person is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Offer. The Company’s officers and directors may solicit tenders from holders of the Preferred Stock and will answer inquiries concerning the terms of the Offer, but they will not receive additional compensation for soliciting tenders or answering any such inquiries. Further, Maxim Merchant Capital, a division of Maxim Group LLC, has been engaged to solicit in connection with the Offer and will be entitled to cash and equity compensation, and reimbursement of certain expenses, as more fully described in the Offer Letter.

All share and per share information included in this Letter of Transmittal shall be appropriately adjusted to give effect to any split or combination of the Shares that may become effective prior to the completion of the Offer.

DESCRIPTION OF PREFERRED STOCK TENDERED (Please fill in. Attach separate schedule if needed)
Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF PREFERRED STOCK TENDERED (Please fill in. Attach separate schedule if needed)
	Certificate Number(s)	Series of Preferred Stock; Date of Issuance	Total Number of Shares of Preferred Stock Represented by Certificate(s)	Number of Shares of Preferred Stock Tendered

TOTAL SHARES OF PREFERRED STOCK TENDERED

Method of delivery of the Preferred Stock is at the option and risk of the owner thereof.

See Instruction 2.

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Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Preferred Stock, to:

If delivering by mail:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

Phone: Toll-free (877) 248-6417

(718) 921-8317

Fax: (718) 234-5001

If delivering by hand, express mail, courier

or any other expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

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PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY,

INCLUDING THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby exchanges the below described shares of the Series E Convertible Preferred Stock, par value $0.01 per share (the “Series E Stock”), of Adhera Therapeutics, Inc. (the “Company”), a Delaware corporation, and the below described shares of the Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Stock”, and together with the Series E Stock, the “Preferred Stock”), of the Company, pursuant to the Company’s Offer to Exchange Letter dated August 20, 2019 (the “Offer Letter”) and this Letter of Transmittal (this “Letter of Transmittal”) (which together, as they may be further amended or supplemented from time to time, constitute the “Offer”).

The Board of Directors of the Company has extended the Offer to all holders of the Company’s shares of Series E Stock and Series F Stock, which shares of Preferred Stock are currently convertible into shares of the Company’s common stock, par value $0.006 per share (the “Shares”), at a conversion price of $0.50 per Share (subject to adjustment), to permit holders of Preferred Stock to tender each outstanding share of Preferred Stock in exchange for such number of Shares as is equal to the quotient obtained by dividing (A) the “stated value” of such share of Preferred Stock by (B) $0.50, subject to adjustment, as described in the Offer Letter.

NO FRACTIONAL SHARES WILL BE ISSUED. PREFERRED STOCK MAY ONLY BE EXCHANGED FOR WHOLE SHARES. IN LIEU OF ISSUING FRACTIONAL SHARES TO WHICH ANY HOLDER OF PREFERRED STOCK WOULD OTHERWISE HAVE BEEN ENTITLED, THE COMPANY WILL ROUND THE NUMBER OF SHARES TO WHICH SUCH HOLDER IS ENTITLED, AFTER AGGREGATING ALL FRACTIONS, UP TO THE NEAREST WHOLE NUMBER OF SHARES. NOTWITHSTANDING THE FOREGOING, FRACTIONAL SHARES OF PREFERRED STOCK MAY BE TENDERED IN THE OFFER.

SHARES OF PREFERRED STOCK NOT EXCHANGED FOR SHARES WILL REMAIN SUBJECT TO THEIR ORIGINAL TERMS, INCLUDING THE LOSS OF ANTI-DILUTION PROTECTION WITH RESPECT TO SUBSEQUENT EQUITY OFFERINGS AFTER FEBRUARY 10, 2020.

THE OFFER RELATES TO THE OUTSTANDING SHARES OF SERIES E STOCK AND SERIES F STOCK, WHICH SHARES OF PREFERRED STOCK ARE NOT LISTED OR TRADED ON ANY EXCHANGE OR OTHER PLATFORM. THE OFFER DOES NOT RELATE TO ANY OTHER SHARES OF PREFERRED STOCK THAT HAVE BEEN ISSUED BY THE COMPANY. ANY AND ALL OUTSTANDING SHARES OF SERIES E STOCK AND SERIES F STOCK ARE ELIGIBLE TO BE TENDERED PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS OF, THE OFFER.

Subject to and effective upon acceptance of the tender of the Preferred Stock exchanged hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby agrees to subscribe for the Shares, upon the exchange of one (1) share of Preferred Stock for such number of Shares as is equal to the quotient obtained by dividing (A) the “stated value” of such share of Preferred Stock by (B) $0.50, subject to adjustment.

The undersigned acknowledges that the undersigned has been advised to consult with its own advisors as to the consequences of participating or not participating in the Offer.

The undersigned hereby represents and warrants to the Company that:

(a) the undersigned has full power and authority to tender the Preferred Stock tendered hereby and subscribe for all of the Shares of the Company which may be received upon exchange of the Preferred Stock tendered hereby;

(b) the undersigned has good, marketable and unencumbered title to the Preferred Stock tendered hereby, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their exchange, sale or transfer, and the shares of Preferred Stock tendered hereby are not subject to any adverse claim;

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(c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary to complete the exchange of the Preferred Stock tendered hereby;

(d) the undersigned understands that tenders of Preferred Stock tendered hereby pursuant to the Offer and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer;

(e) the undersigned is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended; and

(f) the undersigned agrees to all of the terms of the Offer.

All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above, does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used if certificates are to be forwarded herewith.

If you desire to exchange Preferred Stock pursuant to the Offer and you cannot deliver your Preferred Stock certificate(s) and all other documents required by this Letter of Transmittal are delivered to the depositary prior to the Expiration Date, you may tender your Preferred Stock according to the delivery procedures set forth in the Offer Letter under “The Offer, Section 2. Procedure for Tendering Preferred Stock.” See Instruction 2.

Delivery of documents to the Company does not constitute delivery to American Stock Transfer & Trust Company (the “Depositary”).

“Expiration Date” means 5:30 p.m., Eastern Time, on Friday, September 20, 2019, unless and until the Company, in its sole discretion, extends the Offer, in which case the “Expiration Date” means the latest time and date at which the Offer, as extended, expires.

THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF PREFERRED STOCK BY THE COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

This Letter of Transmittal is to be completed by a holder of Preferred Stock if Preferred Stock Certificates are to be forwarded with this Letter of Transmittal. Delivery of documents to the Company does not constitute delivery to the Depositary.

The undersigned hereby: (i) elects to exchange the Preferred Stock described under “Election to Exchange” below (Box 1); and (ii) agrees to subscribe for the Shares issuable thereunder, in each case pursuant to the terms and subject to the conditions described in the Offer Letter and this Letter of Transmittal. Subject to, and effective upon, the Company’s acceptance of the undersigned’s election to exchange the Preferred Stock described in Box 1 below, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Preferred Stock being exchanged hereby, waives any and all other rights with respect to such Preferred Stock and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Preferred Stock.

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The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Preferred Stock the undersigned is electing to exchange, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Preferred Stock the undersigned is electing to exchange to the Company or cause ownership of such Preferred Stock to be transferred to, or upon the order of, the Company, on the books of the Depositary and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Company’s Depositary, as the undersigned’s agent, of the Shares to which the undersigned is entitled upon acceptance by the Company of the undersigned’s election to exchange Preferred Stock pursuant to the Offer.

Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the Shares for the exchanged Preferred Stock in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Shares (and accompanying documents, as appropriate) to the undersigned at the address shown above under “Description of Preferred Stock Tendered” (on the cover page of this Letter of Transmittal) or to the account with the Depositary as indicated herein.

The undersigned understands that elections to exchange Preferred Stock pursuant to the procedures described under “The Offer, Section 2. Procedure for Tendering Preferred Stock” in the Offer Letter and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Offer set forth in the Offer Letter under “The Offer, Section 1. General Terms,” and subject to the conditions of the Offer set forth in the Offer Letter under “The Offer, Section 10. Conditions; Termination; Waivers; Extensions; Amendments,” subject only to withdrawal of elections to exchange on the terms set forth in the Offer Letter under “The Offer, Section 3. Withdrawal Rights.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

The undersigned hereby represents and warrants that it has full power and authority to exchange, assign and transfer the Preferred Stock the undersigned has elected to exchange pursuant to this Letter of Transmittal. The undersigned will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Depositary as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BOXES.

Name:

Address:

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Box 1

ELECTION TO EXCHANGE

Number of Shares of Preferred Stock Being Exchanged	Series of Preferred Stock Being Exchanged	Issuance Date of Preferred Stock Being Exchanged	Shares to be Issued (divide “stated value” of Preferred Stock Being Exchanged by $0.50)

(1)	No fractional Shares will be issued. Preferred Stock may only be exchanged for whole Shares. In lieu of issuing fractional Shares to which any holder of Preferred Stock would otherwise have been entitled, the Company will round the number of Shares to which such holder is entitled, after aggregating all fractions, up to the nearest whole number of Shares. Notwithstanding the foregoing, fractional shares of Preferred Stock may be tendered in the Offer.

Box 2

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if certificates for Shares issued in exchange for Preferred Stock are to be issued in the name of someone other than the undersigned.

Issue Share certificates:

Name(s)

(please print)

Address(es)

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Box 3

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for Shares issued in exchange for Preferred Stock are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown in the “Description of Preferred Stock Tendered”.

Mail Certificates to:

Name(s)

(please print)

Address(es)

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Box 4

EXERCISING HOLDER SIGNATURE

PLEASE SIGN HERE
(To be completed by all Preferred Stock Holders)
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non U.S.-Holders Please Obtain and Complete IRS Form W-8BEN,
IRS Form W-BEN-E or Other Applicable IRS Form W-8)

(Signature of Registered Holder(s) or Authorized Signatory)

Dated: __________, 2019

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

Name(s):
(please print)

Address(es)
Capacity (full title):
Area Code and Telephone Number:
Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instruction 1)

Name of Firm:
Authorized Signature:
Name:
(please print)
Title:
Address:
Area Code and Telephone Number:
Dated: _______________, 2019

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURE.

No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the Preferred Stock exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Issuance Instructions”; or

(b) such shares of Preferred Stock are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approved Signature Guarantee Medallion Program (each such entity, an “Eligible Institution”); or

(c) the holders of such shares of Preferred Stock reside outside of the U.S. and are not otherwise tendering the shares of Preferred Stock in the U.S.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

This Letter of Transmittal is to be used if certificates for Preferred Stock are delivered with it to the Depositary.

When completing this Letter of Transmittal: (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), (b) certificates for the Preferred Stock being exchanged, and (c) any other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of all documents, including Preferred Stock certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering Preferred Stock holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer Letter, no alternative or contingent exchanges will be accepted.

3. INADEQUATE SPACE. If the space provided in the box captioned “Description of Preferred Stock Tendered” is inadequate, the certificate number(s) and the number of shares of Preferred Stock should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PREFERRED STOCK EXCHANGED. Preferred Stock holders who choose to participate in the Offer must exchange all, but not less than all, of such holder’s shares of Preferred Stock pursuant to the terms of the Offer, as described in the Offer Letter.

5. SIGNATURES ON LETTER OF TRANSMITTAL.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

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(b) If the shares of Preferred Stock are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c) If any tendered shares of Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the Preferred Stock listed and transmitted hereby, no endorsement(s) of certificate(s) representing such shares of Preferred Stock or separate instruments of transfer are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6. SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS. If certificates for Shares issued upon exchange of the Preferred Stock are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7. IRREGULARITIES. All questions as to the number of shares of Preferred Stock to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Preferred Stock will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgment of any court that might provide otherwise. The Company reserves the absolute right to reject any or all tenders of Preferred Stock it determines not to be in proper form or to reject those shares of Preferred Stock, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgment of any court that might provide otherwise. The Company also reserves the absolute right to waive any of the conditions of the Offer (subject to the potential requirement to disseminate additional information and extend the Offer, as described in the Offer Letter under “The Offer, Section 10. Conditions; Termination; Waivers; Extensions; Amendments”) and any defect or irregularity in the tender of any particular shares of Preferred Stock, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgment of any court that might provide otherwise. No tender of Preferred Stock will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

8. SUBSTITUTE FORM W-9 AND FORM W-8. To avoid backup withholding, a tendering Preferred Stock holder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided herewith, and to certify, under penalties of perjury, that such number is correct and that such Preferred Stock holder is not subject to backup withholding of U.S. federal income tax, and that such Preferred Stock holder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering Preferred Stock holder has been notified by the Internal Revenue Service (“IRS”) that such Preferred Stock holder is subject to backup withholding, such Preferred Stock holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Preferred Stock holder has since been notified by the IRS that such Preferred Stock holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Preferred Stock holder to U.S. federal income tax withholding if any cash payments are made in lieu of fractional shares; however, no such cash payments will be made. If the tendering Preferred Stock holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Preferred Stock holder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments to such Preferred Stock holder until a TIN is provided to the Depositary.

Certain Preferred Stock holders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign Preferred Stock holders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such Preferred Stock holders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

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9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Please direct questions or requests for assistance, or for additional copies of the Offer Letter, Letter of Transmittal or other materials, to the Company at:

Adhera Therapeutics, Inc.

4721 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

919-578-5901

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH PREFERRED STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 5:30 P.M., EASTERN TIME,

ON FRIDAY, SEPTEMBER 20, 2019.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Preferred Stock holder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering shares of Preferred Stock must, unless an exemption applies, provide the Depositary (as payer) with the Preferred Stock holder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the Preferred Stock holder is an individual, the Preferred Stock holder’s TIN is such Preferred Stock holder’s Social Security number. If the correct TIN is not provided, the Preferred Stock holder may be subject to a $50 penalty imposed by the IRS.

Certain Preferred Stock holders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign Preferred Stock holder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her foreign status. A Form W-8 can be obtained from the Depositary. Such Preferred Stock holders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt Preferred Stock holders, other than foreign Preferred Stock holders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a Preferred Stock holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a Preferred Stock holder with respect to Shares issued pursuant to the Offer, the Preferred Stock holder is required to notify the Depositary of the Preferred Stock holder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such Preferred Stock holder is awaiting a TIN), (2) that the Preferred Stock holder is not subject to backup withholding because (i) the Preferred Stock holder is exempt from backup withholding, (ii) the Preferred Stock holder has not been notified by the IRS that the Preferred Stock holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the Preferred Stock holder that the Preferred Stock holder is no longer subject to backup withholding and (3) the Preferred Stock holder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering Preferred Stock holder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the shares of Preferred Stock tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering Preferred Stock holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Preferred Stock holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the Preferred Stock holder may be subject to a $50.00 penalty imposed by the IRS.

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THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS

PAYER’S NAME:
SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	Part 3— Awaiting TIN ☐ Part 4— Exempt ☐

Please fill in your name and address below.	Part 2—Certification— Under penalties of perjury, I certify that:

Name Address (Number and Street) City, State and Zip Code

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. Person (including a U.S. resident alien). Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS

	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature: _____________________

Date: ______________________

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gifts to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate or pension trust	The legal entity(4)

8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE.	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

●	An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
●	The United States or any agency or instrumentality thereof.
●	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
●	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
●	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from back-up withholding include the following:

●	A corporation.
●	A financial institution.
●	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
●	A real estate investment trust.
●	A common trust fund operated by a bank under section 584(a).
●	A trust exempt from tax under section 664 or described in section 4947(a)(1).
●	An entity registered at all times under the Investment Company Act of 1940.
●	A foreign central bank of issue.
●	A futures commission merchant registered with the Commodity Futures Trading Commission.
●	A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

●	Payments to nonresident aliens subject to withholding under section 1441.
●	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
●	Payments of patronage dividends where the amount received is not paid in money.
●	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

●	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
●	Payments described in section 6049(b)(5) to non-resident aliens.
●	Payments on tax-free covenant bonds under section 1451.
●	Payments made by certain foreign organizations.
●	Mortgage or student loan interest paid to you.

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Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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